                                CONOCO SPLIT-OFF

THESE NOTES ARE BEING PRODUCED FOR AND ADDRESSED TO DUPONT SHAREHOLDERS WHO ARE DUPONT EMPLOYEES IN EUROPE, AS A BRIEF EXPLANATION OF THE INTENDED CASH OFFER BY DUPONT

INTRODUCTION

DuPont is intending to offer its shareholders who are non-United States Persons the opportunity to sell some or all of their DuPont common stock to DuPont in cash (the Cash Offer). The Cash Offer is being made substantially concurrently with a share exchange offer in the United States in which DuPont is offering shareholders who are US Persons the opportunity to exchange DuPont common stock for shares of Conoco Class B common stock (the Exchange Offer). The Cash Offer and the Exchange Offer (collectively referred to as the "Offer") are part of the process by which DuPont is intending to dispose of its remaining ownership of Conoco. THE PURPOSE OF THESE NOTES IS TO GIVE YOU SOME IMMEDIATE INFORMATION ON THE OFFER PROCESS AND TO PROVIDE SOME QUESTION AND ANSWERS ON SOME PRELIMINARY QUESTIONS YOU MAY HAVE AROUND THE OFFER.

As the offer to stockholders will take the form of an Exchange Offer in the United States to those stockholders who are "US Persons" and a Cash Offer to "Non-US Persons", it is the Cash Offer that will apply in Europe. Accordingly, these notes (and particularly the Q and A's) will concentrate on the Cash Offer, with information on the Exchange Offer being provided merely to place the Cash Offer in context.

TIMETABLE

The offer is conditional on various procedures which still have to be completed. The Exchange Offer in the United States is expected to commence on Monday 12 July and closes on Friday 6 August 1999. Because of local regulatory requirements in some non-US countries, it is likely that the Cash Offer would then commence two days later on Wednesday 14 July and close two trading days later on Tuesday 10 August 1999.

COMMUNICATION TO SHAREHOLDERS

Each external organisation holding shares on behalf of DuPont stockholders (referred to as "Administrators") will communicate and process the Offer with stockholders in relation to the particular plan or account for which it is responsible. Mailings will be made to the address currently on record with the relevant Administrator.

The full details of the Cash Offer are contained in the "Offer to Purchase" document. This document is currently being printed and will then be mailed to the various Administrators. You should receive separate copies in respect of your shareholding(s), along with a letter from the relevant Administrator, in about four to six days time. Such provisions of this documentation will govern the Cash Offer.

YOU ARE UNDER NO OBLIGATION TO PARTICIPATE IN THE OFFER. HOWEVER, IF YOU DO WISH TO DO SO, YOU WILL HAVE TO MAKE A SEPARATE DECISION IN RESPECT OF EACH PLAN IN WHICH YOU HOLD SHARES.

In summary, for your purposes the various mailings will be handled as follows :-

LOCATION OF SHARES                  ADMINISTRATOR PROCESSING THE EXCHANGE OFFER

Merrill Lynch Blueprint Account         Merrill Lynch

Privately owned shares                  First Chicago
                                        Trust Company, or other
                                        appointed broker holding
                                        stocks on behalf of the
                                        individual shareholder

CASH OFFER OR EXCHANGE OFFER

Where shares are held in a Company Plan or Trust, the nature of the offer is automatically determined by the location of that Plan regardless of the nationality or current geographical location of the individual shareholders. In respect of any shares held in the Merrill Lynch Blueprint Account, UK payrolled employees will be eligible to receive the Exchange Offer if they are currently on expatriate assignment in the U.S. and fulfil the conditions of a "U.S. Person".

For employees with DuPont shares in a Blueprint account, Merrill Lynch will initially determine eligibility for the Cash or Exchange Offer based on the location of the address they hold on file. Thus, US employees on expatriate assignment in Europe will, in respect of shares in their Blueprint account, receive the Cash Offer documentation from Merrill Lynch if they have a European address on record with Merrill Lynch. They should contact Merrill Lynch if they have any questions in relation to such shares.

QUESTIONS AND ANSWERS

As these notes are being produced for DuPont shareholders who are primarily UK employees, the Q & A's relate particularly to the Cash Offer process.

Q:1      WHAT IS THE CASH OFFER?

A:1 DuPont is offering shareholders who are non-United States Persons the opportunity to sell some or all of their shares to DuPont for cash. The Cash Offer is being made substantially concurrently with a share exchange offer in the United States. It is the Cash Offer that will apply in Europe.

         THIS IS A COMPLETELY VOLUNTARY PROCESS ON THE PART OF DUPONT SHAREHOLDERS. YOU ARE NOT REQUIRED TO TENDER ANY OF YOUR DUPONT COMMON STOCK UNLESS YOU WISH TO DO SO.

Q:2      HOW DO I DECIDE WHETHER TO TENDER?

A:2 The information you receive from the relevant Administrator will include the "Offer to Purchase" document and a cover letter from the Administrator. You should review all this information, just as you would with any other investment you are considering, before you decide whether or not you wish to tender any of your DuPont common stock. DuPont or Conoco is unable to advise you on this decision. It is recommended that you seek advice from an independent financial adviser, bank manager, stockbroker etc. competent to advise on such matters (who may charge you for this advice ).

Q:3      HOW DO I TENDER?

A:3 The election period for the Cash Offer is expected to be open from Wednesday 14 July to Tuesday 10 August 1999. Each Administrator will send you details of how to participate in the Cash Offer in respect of the shares held in that particular plan or account

Q:4      HOW MANY SHARES MAY I TENDER?

A:4 You may tender all or only part of your holdings of DuPont Stock in each Plan or account. If you tender only a part of your holdings of DuPont Stock in any Plan or account, you will be deemed to have made an election not to tender your remaining holdings of DuPont stock in that Plan or account.

Q:5      WHAT MAY I TENDER?

A:5 You may tender only actual shares of DuPont common stock. YOU CANNOT TENDER DUPONT SHARE OPTIONS.

         Note: You may exercise vested share options in order to receive DuPont shares which may then be tendered under the Exchange Offer. However, you will need to consult with Merrill Lynch to ensure that the shares will be registered in your name in time to meet the closing date for the offer. MONDAY 2 AUGUST 1999 IS EXPECTED TO BE THE LATEST DATE ON WHICH YOU CAN EXERCISE OPTIONS TO ACQUIRE SHARES FOR SUBSEQUENT TENDERING WITHIN THE CASH OFFER DEADLINE. HAVING COMPLETED YOUR EXERCISE, YOU WILL NEED IMMEDIATELY TO CONTACT YOUR COUNTRY SHARES FACILITATOR VIA YOUR LOCAL HUMAN RESOURCES, IN ORDER TO OBTAIN THE NECESSARY MERRILL LYNCH LETTER AND DOCUMENTATION TO ENABLE YOU TO TENDER THOSE SHARES BEFORE THE CASH OFFER CLOSES.

Q:6      WHY IS DUPONT NOT MAKING THE EXCHANGE OFFER TO NON-U.S. PERSONS?

A:6 There are numerous complex and costly tax, legal and regulatory requirements which would have had to be satisfied in order to extend the Exchange Offer to other jurisdictions outside the U.S. and in some countries a share offer could have been totally prohibited. To avoid these complications and the associated cost and tax impacts, DuPont has decided instead to make a Cash Offer to "Non-U.S. persons" in those countries where it is legally able to do so.

Q:7     WHY IS THE CASH OFFER SUBJECT TO US TAX WITHHOLDING?

A:7 Under US tax law the Cash Offer must be treated in the same way as a dividend and must, therefore, be subject initially to tax withholding in the US.

         Where a Form W8 has not been filed or is not completed under the Cash Offer arrangements, a higher 30% or higher rate could be applied.

Q:8      CAN I CLAIM BACK THE TAX WITHHOLDING IMPOSED IN THE US?

A:8 THERE IS NO CERTAINTY THAT YOU WILL BE ABLE TO RECOVER THE US TAX WITHHELD. The formal Cash Offer document indicates the grounds under which you might be able to recover the US tax withheld. It is not possible to know in advance that a successful claim for recovery can be made since this will depend on the facts and circumstances for each shareholder and the overall effect of the process on DuPont's subsequent share structure.

             Whether or not the US tax can be reclaimed can only be determined AFTER completion of the overall Exchange Offer transaction. Each shareholder will have to complete appropriate forms for repayment and apply to the Internal Revenue Service in the US. The facts of each case will determine whether a refund can be claimed. You cannot rely on recovering the US tax in deciding your response to the Cash Offer nor is it possible to provide further guidance in advance of the process being completed.

Q:9 DO I HAVE TO EXCHANGE MY DUPONT SHARES NOW THAT CONOCO IS SEPARATING FROM DUPONT?

A:9 No. Participation in the Cash Offer is completely voluntary. There is nothing to prevent you from continuing to hold your DuPont common stock as you have in the past.

Q:10 WILL I HAVE TO PAY ANY BROKERAGE FEES OR OTHER ADMINISTRATION CHARGES UNDER THE CASH OFFER?

A:10 No. Brokerage fees or other administration charges will not apply to the tender under the Cash Offer of DuPont shares held in Company Plans.

Q:11 IF I HAVE ANY QUESTIONS ABOUT THE CASH OFFER, WHOM SHOULD I CONTACT IN THE FIRST INSTANCE?

A:11 For other plans or accounts, you should call the relevant Administrator as follows:-

         Merrill Lynch (Blueprint Account) : 001-732-563-8775

         For general questions about the Exchange Offer, you should contact the official information agent in the US, D.F. King & Co., Inc, on 001-212-269-5550.

         For tax advice, you should contact your own tax adviser.

European Compensation & Benefits
Monday 12th July 1999.

                                CONOCO SPLIT-OFF

THESE NOTES ARE BEING PRODUCED FOR AND ADDRESSED TO DUPONT SHAREHOLDERS WHO ARE DUPONT UK EMPLOYEES, AS A BRIEF EXPLANATION OF THE INTENDED CASH OFFER BY DUPONT

INTRODUCTION

DuPont is intending to offer its shareholders who are non-United States Persons the opportunity to sell some or all of their DuPont common stock to DuPont in cash (the Cash Offer). The Cash Offer is being made substantially concurrently with a share exchange offer in the United States in which DuPont is offering shareholders who are US Persons the opportunity to exchange DuPont common stock for shares of Conoco Class B common stock (the Exchange Offer). The Cash Offer and the Exchange Offer (collectively referred to as the "Offer") are part of the process by which DuPont is intending to dispose of its remaining ownership of Conoco. THE PURPOSE OF THESE NOTES IS TO GIVE YOU SOME IMMEDIATE INFORMATION ON THE OFFER PROCESS AND TO PROVIDE SOME QUESTION AND ANSWERS ON SOME PRELIMINARY QUESTIONS YOU MAY HAVE AROUND THE OFFER.

As the offer to stockholders will take the form of an Exchange Offer in the United States to those stockholders who are "US Persons" and a Cash Offer to "Non-US Persons", it is the Cash Offer that will apply in the UK. Accordingly, these notes (and particularly the Q and A's) will concentrate on the Cash Offer, with information on the Exchange Offer being provided merely to place the Cash Offer in context.

TIMETABLE

The offer is conditional on various procedures which still have to be completed. The Exchange Offer in the United States is expected to commence on Monday 12 July and closes on Friday 6 August 1999. Because of local regulatory requirements in some non-US countries, it is likely that the Cash Offer would then commence two days later on Wednesday 14 July and close two trading days later on Tuesday 10 August 1999.

COMMUNICATION TO SHAREHOLDERS

Each share plan trustee or other external organisation holding shares on behalf of DuPont stockholders (referred to as "Administrators") will communicate and process the Offer with stockholders in relation to the particular plan or account for which it is responsible. It may well be, therefore, that as a UK stockholder you will receive several mailings, each relating to the particular plan or account in which you hold shares. Mailings will be made to the address currently on record with the relevant Administrator.

The full details of the Cash Offer are contained in the "Offer to Purchase" document. This document is currently being printed and will then be mailed to the various Administrators. You should receive separate copies in respect of your shareholding(s), along with a letter from the relevant Administrator, in about four to six days time. Such provisions of this documentation will govern the Cash Offer.

YOU ARE UNDER NO OBLIGATION TO PARTICIPATE IN THE OFFER. HOWEVER, IF YOU DO WISH TO DO SO, YOU WILL HAVE TO MAKE A SEPARATE DECISION IN RESPECT OF EACH PLAN IN WHICH YOU HOLD SHARES.

In summary, for your purposes the various mailings will be handled as follows:-

LOCATION OF SHARES                   ADMINISTRATOR PROCESSING THE EXCHANGE OFFER

DuPont Stock Ownership Plan          Noble Lowndes Settlement Trustees Limited

DuPont Share Shop                    Noble Lowndes Settlement Trustees Limited

DuPont Single Company PEP            Stocktrade

Merrill Lynch Blueprint Account      Merrill Lynch

Privately owned shares               First Chicago Trust Company, or other
                                     appointed broker holding stocks on behalf of the individual shareholder


CASH OFFER OR EXCHANGE OFFER

Where shares are held in a Company Plan or Trust, the nature of the offer is automatically determined by the location of that Plan regardless of the nationality or current geographical location of the individual shareholders. Thus, the shares held in the UK Plans (SOP, Share Shop and DuPont Single Company
PEP) are automatically eligible for the Cash Offer only, and not the Exchange Offer, because those Plans with their underlying trust arrangements are resident in the UK. Similarly, where they are legally able to do so members of the U.S. Thrift Plan will receive the Exchange Offer in respect of DuPont shares held in the Thrift Plan, regardless of the country to which they are currently assigned, because that Plan is "resident" in the U.S.

It is conceivable, subject to compliance with any relevant laws, that there will be a few cases where individuals receive the Exchange Offer for some of the shares they hold and the Cash Offer in respect of others. For example, in respect of any shares held in the Merrill Lynch Blueprint Account, UK payrolled employees will be eligible to receive the Exchange Offer if they are currently on expatriate assignment in the U.S. and fulfil the conditions of a "U.S. Person" whereas they will receive the Cash Offer in respect of any DuPont shares in SOP.

For employees with DuPont shares in a Blueprint account, Merrill Lynch will initially determine eligibility for the Cash or Exchange Offer based on the location of the address they hold on file. Thus, US employees on expatriate assignment in the UK will, in respect of shares in their Blueprint account, receive the Cash Offer documentation from Merrill Lynch if they have a UK address on record with Merrill Lynch. They should contact Merrill Lynch if they have any questions in relation to such shares.

QUESTIONS AND ANSWERS

As these notes are being produced for DuPont shareholders who are primarily UK employees, the Q & A's relate particularly to the Cash Offer process.

Q:1      WHAT IS THE CASH OFFER?

A:1 DuPont is offering shareholders who are non-United States Persons the opportunity yo sell some or all of their shares to DuPont for cash. The Cash Offer is being made substantially concurrently with a share exchange offer in the United States. It is the Cash Offer that will apply in the UK.

         THIS IS A COMPLETELY VOLUNTARY PROCESS ON THE PART OF DUPONT SHAREHOLDERS. YOU ARE NOT REQUIRED TO TENDER ANY OF YOUR DUPONT COMMON STOCK UNLESS YOU WISH TO DO SO.

Q:2      HOW DO I DECIDE WHETHER TO TENDER?

A:2 The information you receive from the relevant Administrator (Noble Lowndes Settlement Trustees Limited, Stocktrade etc) will include the "Offer to Purchase" document and a cover letter from the Administrator. You should review all this information, just as you would with any other investment you are considering, before you decide whether or not you wish to tender any of your DuPont common stock. DuPont or Conoco is unable to advise you on this decision. It is recommended that you seek advice from an independent financial adviser, bank manager, stockbroker etc. competent to advise on such matters (who may charge you for this advice).

Q:3      HOW DO I TENDER?

A:3 The election period for the Cash Offer is expected to be open from Wednesday 14 July to Tuesday 10 August 1999. Each Administrator will send you details of how to participate in the Cash Offer in respect of the shares held in that particular plan or account. PLEASE NOTE THAT THE CLOSING DATE WILL VARY ACCORDING TO WHICH CATEGORY OF SHARES IS BEING TENDERED. For example, the Administrators of the UK Share Ownership Plan and DuPont Single Company PEP will have to set an earlier closing date to receive instructions on shares in those Plans in order to have sufficient time to collate all the tenders received and submit a composite tender to the US in respect of the Plan.

Q:4      HOW MANY SHARES MAY I TENDER?

A:4 You may tender all or only part of your holdings of DuPont Stock in each Plan or account, (subject to the normal retention restrictions of SOP). If you tender only a part of your holdings of DuPont Stock in any Plan or account, you will be deemed to have made an election not to tender your remaining holdings of DuPont stock in that Plan or account.

Q:5      WHAT MAY I TENDER?

A:5 You may tender only actual shares of DuPont common stock. You cannot tender DuPont share options.

         Note: You may exercise vested share options in order to receive DuPont shares which may then be tendered under the Exchange Offer. However, you will need to consult with Merrill Lynch to ensure that the shares will be registered in your name in time to meet the closing date for the offer. MONDAY 2 AUGUST 1999 IS EXPECTED TO BE THE LATEST DATE ON WHICH YOU CAN EXERCISE OPTIONS TO ACQUIRE SHARES FOR SUBSEQUENT TENDERING WITHIN THE CASH OFFER DEADLINE. HAVING COMPLETED YOUR EXERCISE, YOU WILL NEED IMMEDIATELY TO CONTACT YOUR COUNTRY SHARES FACILITATOR VIA YOUR LOCAL HUMAN RESOURCES, IN ORDER TO OBTAIN THE NECESSARY MERRILL LYNCH LETTER AND DOCUMENTATION TO ENABLE YOU TO TENDER THOSE SHARES BEFORE THE CASH OFFER CLOSES.

Q:6      WHY IS DUPONT NOT MAKING THE EXCHANGE OFFER TO NON-U.S. PERSONS?

A:6 There are numerous complex and costly tax, legal and regulatory requirements which would have had to be satisfied in order to extend the Exchange Offer to other jurisdictions outside the U.S. and in some countries a share offer could have been totally prohibited. To avoid these complications and the associated cost and tax impacts, DuPont has decided instead to make a Cash Offer to "Non-U.S. persons" in those countries where it is legally able to do so.

Q:7     WHY IS THE CASH OFFER SUBJECT TO US TAX WITHHOLDING?

A:7 Under US tax law the Cash Offer must be treated in the same way as a dividend and must, therefore, be subject initially to tax withholding in the US. It is anticipated that the reduced 15% rate of tax withholding will be applied to the tender of shares from SOP and the DuPont Single Company PEP because of the compliance documentation (Form
         W8) already filed with the US authorities by the respective Plan managers.

         Where a Form W8 has not been filed or is not completed under the Cash Offer arrangements, a higher 30% or higher rate could be applied.

Q:8      CAN I CLAIM BACK THE TAX WITHHOLDING IMPOSED IN THE US?

A:8 THERE IS NO CERTAINTY THAT YOU WILL BE ABLE TO RECOVER THE US TAX WITHHELD. The formal

         Cash Offer document indicates the grounds under which you might be able to recover the US tax withheld. It is not possible to know in advance that a successful claim for recovery can be made since this will depend on the facts and circumstances for each shareholder and the overall effect of the process on DuPont's subsequent share structure.

         Whether or not the US tax can be reclaimed can only be determined AFTER completion of the overall Exchange Offer transaction. Each shareholder will have to complete appropriate forms for repayment and apply to the Internal Revenue Service in the US. The facts of each case will determine whether a refund can be claimed. You cannot rely on recovering the US tax in deciding your response to the Cash Offer nor is it possible to provide further guidance in advance of the process being completed.

Q:9      DO I HAVE TO PAY INCOME TAX ON THE CASH RECEIVED FOR DUPONT SHARES?

A:9 In general, there should be no UK income tax due on the cash received for DuPont common stock under the Cash Offer. The exception is if you decide to tender any SOP company-purchased shares which are less than three years old. These shares would be taxable if sold in the normal way and are similarly liable to UK income tax if tendered for cash under the Cash Offer.

         It is highly unlikely but there is a remote possibility that part of the cash you receive will be taxed as income in the UK. In that event, shareholders will be subject to UK income tax with credit given for any irrecoverable US tax.

Q:10     DO I HAVE TO PAY CAPITAL GAINS TAX IF I TENDER SHARES UNDER THE CASH
         OFFER?

A:10 Yes, except where you "dispose" of shares from a tax relieved investment plan such as the DuPont Single Company PEP. In all other cases, and after removing from charge any part of the cash to be taxed as income, if you receive cash in respect of your DuPont common stock, you will be potentially liable to Capital Gains Tax on the difference between the cash proceeds received and the original cost of the shares (as adjusted for indexation).

         You will not, however, have to pay any Capital Gains Tax unless your chargeable gains (less allowable losses) from all sources during the tax year 1999/2000 exceed the annual exemption. The annual exemption for 1999/2000 is pound sterling 7100. If you are unable to recover the US Tax Withholding on the proceeds for the shares tendered, you can deduct this tax in calculating the chargeable gain.

         As an alternative, part of the US tax can be credited against any UK capital gains tax payable on the transaction, but you will need to consult your usual tax advisor.

         Where necessary, you should ensure that the relevant details are included on a tax return under the self-assessment procedures for the 1999/2000 tax year.

Q:11 IF I AM OUT OF THE UK ON EXPATRIATE ASSIGNMENT WILL I BE AFFECTED BY CAPITAL GAINS TAX THROUGH TENDERING SHARES UNDER THE OFFER?

A:11 You will probably have become non-resident for UK tax purposes through the length of assignment overseas. Nevertheless you may still be liable to UK Capital Gains Tax through tendering shares under the Cash Offer if you left the UK on assignment after 16 March 1998, having previously been UK resident in the normal way, and remain abroad for less than 5 complete tax years. This means that you may have to report details of your gain as a result of the Cash Offer (and other gains) whilst on assignment, for the tax year in which you return to the UK. If you left the UK before 16 March 1998, the five year time limit will not apply and no CGT liability should arise once you have established non-UK resident status.

         The position is complex and you may wish to seek independent professional advice on it.

Q:12 DO I HAVE TO EXCHANGE MY DUPONT SHARES NOW THAT CONOCO IS SEPARATING FROM DUPONT?

A:12 No. Participation in the Cash Offer is completely voluntary. There is nothing to prevent you from continuing to hold your DuPont common stock as you have in the past. This applies equally to shares held in Company administered or sponsored plans such as SOP and the DuPont Single Company PEP.

Q:13     CAN I RE-INVEST IN SOP THE CASH RECEIVED FOR DUPONT SHARES?

A:13 No. The exchange of your SOP shares for cash is deemed by the Inland Revenue to be a "disposal" of those shares (i.e. it is treated like a "sale" of your shares) and these proceeds cannot be re-invested in SOP. (For your information, this situation would have been the same had DuPont common stock in SOP been able to be exchanged for Conoco shares. The Conoco Class B shares received could not have been held in the Plan.)

Q:14 WILL MY TENDERING OF DUPONT SHARES IN SOP COUNT AS A SALE TO BE INCLUDED IN THE NUMBER OF SALES PERMITTED IN THE TAX YEAR?

A:14 No. Participation in the Cash Offer will not be deemed a sale for the purposes of the limit on the number of sales allowed in a tax year under the Plan.

Q:15 WILL I HAVE TO PAY ANY BROKERAGE FEES OR OTHER ADMINISTRATION CHARGES UNDER THE CASH OFFER?

A:15 No. Brokerage fees or other administration charges will not apply to the tender under the Cash Offer of DuPont shares held in Company Plans.

Q:16     CAN I MAKE A NORMAL SALE IN SOP DURING THE CASH OFFER PERIOD?

A:16 Yes. DuPont shares in SOP can be sold in the normal way on the regular sale day scheduled for Tuesday 3rd August. Sales will, as usual, be at the market price on that day and free from the complications of US Withholding Tax associated with the Cash Offer.

         THE CLOSING DATE FOR NORMAL SALE INSTRUCTIONS TO BE RECEIVED BY NOBLE LOWNDES SETTLEMENT TRUSTEES LIMITED WILL BE 5.00 PM ON MONDAY 26TH JULY. Sale Forms (available from your local HR Dept) can be faxed as well as mailed to the Trustee. Remember that you can, if you wish, specify a minimum sterling price for your sale, with the instruction that the Trustee cancel the sale if the price falls below that figure on the sale day.

Q:17 IF I HAVE ANY QUESTIONS ABOUT THE CASH OFFER, WHOM SHOULD I CONTACT IN THE FIRST INSTANCE?

A:17     For queries regarding the Stock Ownership Plan ( and the DuPont Share
         Shop), you should call the Plan Hotline on 0181-666-8388.

         For other plans or accounts, you should call the relevant Administrator as follows:-

         Stocktrade (Single company PEP) : 0131-529-0459

         Merrill Lynch (Blueprint Account) : 001-732-563-8775

         For general questions about the Exchange Offer, you should contact the official information agent in the US, D.F. King & Co., Inc, on 001-212-269-5550.

         For tax advice, you should contact your own tax adviser.

Compensation & Benefits, Stevenage
Monday 12th July 1999.

                                CONOCO SPLIT-OFF

THESE NOTES ARE BEING PRODUCED FOR AND ADDRESSED TO DUPONT SHAREHOLDERS WHO ARE DUPONT DOW EMPLOYEES IN EUROPE, AS A BRIEF EXPLANATION OF THE INTENDED CASH OFFER BY DUPONT

INTRODUCTION

DuPont is intending to offer its shareholders who are non-United States Persons the opportunity to sell some or all of their DuPont common stock to DuPont in cash (the Cash Offer). The Cash Offer is being made substantially concurrently with a share exchange offer in the United States in which DuPont is offering shareholders who are US Persons the opportunity to exchange DuPont common stock for shares of Conoco Class B common stock (the Exchange Offer). The Cash Offer and the Exchange Offer (collectively referred to as the "Offer") are part of the process by which DuPont is intending to dispose of its remaining ownership of Conoco. THE PURPOSE OF THESE NOTES IS TO GIVE YOU SOME IMMEDIATE INFORMATION ON THE OFFER PROCESS AND TO PROVIDE SOME QUESTION AND ANSWERS ON SOME PRELIMINARY QUESTIONS YOU MAY HAVE AROUND THE OFFER.

As the offer to stockholders will take the form of an Exchange Offer in the United States to those stockholders who are "US Persons" and a Cash Offer to "Non-US Persons", it is the Cash Offer that will apply in Europe. Accordingly, these notes (and particularly the Q and A's) will concentrate on the Cash Offer, with information on the Exchange Offer being provided merely to place the Cash Offer in context.

TIMETABLE

The offer is conditional on various procedures which still have to be completed. The Exchange Offer in the United States is expected to commence on Monday 12 July and closes on Friday 6 August 1999. Because of local regulatory requirements in some non-US countries, it is likely that the Cash Offer would then commence two days later on Wednesday 14 July and close two trading days later on Tuesday 10 August 1999.

COMMUNICATION TO SHAREHOLDERS

Each external organisation holding shares on behalf of DuPont stockholders (referred to as "Administrators") will communicate and process the Offer with stockholders in relation to the particular plan or account for which it is responsible. Mailings will be made to the address currently on record with the relevant Administrator.

The full details of the Cash Offer are contained in the "Offer to Purchase" document. This document is currently being printed and will then be mailed to the various Administrators. You should receive separate copies in respect of your shareholding(s), along with a letter from the relevant Administrator, in about four to six days time. Such provisions of this documentation will govern the Cash Offer.

YOU ARE UNDER NO OBLIGATION TO PARTICIPATE IN THE OFFER. HOWEVER, IF YOU DO WISH TO DO SO, YOU WILL HAVE TO MAKE A SEPARATE DECISION IN RESPECT OF EACH PLAN IN WHICH YOU HOLD SHARES.

In summary, for your purposes the various mailings will be handled as follows :-

LOCATION OF SHARES                  ADMINISTRATOR PROCESSING THE EXCHANGE OFFER

Merrill Lynch Blueprint Account     Merrill Lynch

Privately owned shares              First Chicago Trust Company, or other
                                    appointed broker holding stocks on behalf of the individual shareholder

CASH OFFER OR EXCHANGE OFFER

Where shares are held in a Company Plan or Trust, the nature of the offer is automatically determined by the location of that Plan regardless of the nationality or current geographical location of the individual shareholders. In respect of any shares held in the Merrill Lynch Blueprint Account, UK payrolled employees will be eligible to receive the Exchange Offer if they are currently on expatriate assignment in the U.S. and fulfil the conditions of a "U.S. Person".

For employees with DuPont shares in a Blueprint account, Merrill Lynch will initially determine eligibility for the Cash or Exchange Offer based on the location of the address they hold on file. Thus, US employees on expatriate assignment in Europe will, in respect of shares in their Blueprint account, receive the Cash Offer documentation from Merrill Lynch if they have a European address on record with Merrill Lynch. They should contact Merrill Lynch if they have any questions in relation to such shares.

QUESTIONS AND ANSWERS

As these notes are being produced for DuPont shareholders who are primarily UK employees, the Q & A's relate particularly to the Cash Offer process.

Q:1      WHAT IS THE CASH OFFER?

A:1 DuPont is offering shareholders who are non-United States Persons the opportunity yo sell some or all of their shares to DuPont for cash. The Cash Offer is being made substantially concurrently with a share exchange offer in the United States. It is the Cash Offer that will apply in Europe.

         This is a completely voluntary process on the part of DuPont shareholders. You are not required to tender any of your DuPont common stock unless you wish to do so.

Q:2      HOW DO I DECIDE WHETHER TO TENDER?

A:2 The information you receive from the relevant Administrator will include the "Offer to Purchase" document and a cover letter from the Administrator. You should review all this information, just as you would with any other investment you are considering, before you decide whether or not you wish to tender any of your DuPont common stock. DuPont or Conoco is unable to advise you on this decision. It is recommended that you seek advice from an independent financial adviser, bank manager, stockbroker etc. competent to advise on such matters (who may charge you for this advice ).

Q:3      HOW DO I TENDER?

A:3 The election period for the Cash Offer is expected to be open from Wednesday 14 July to Tuesday 10 August 1999. Each Administrator will send you details of how to participate in the Cash Offer in respect of the shares held in that particular plan or account

Q:4      HOW MANY SHARES MAY I TENDER?

A:4 You may tender all or only part of your holdings of DuPont Stock in each Plan or account. If you tender only a part of your holdings of DuPont Stock in any Plan or account, you will be deemed to have made an election not to tender your remaining holdings of DuPont stock in that Plan or account.

Q:5      WHAT MAY I TENDER?

A:5 You may tender only actual shares of DuPont common stock. YOU CANNOT TENDER DUPONT SHARE OPTIONS.

         Note: You may exercise vested share options in order to receive DuPont shares which may then be tendered under the Exchange Offer. However, you will need to consult with Merrill Lynch to ensure that the shares will be registered in your name in time to meet the closing date for the offer. MONDAY 2 AUGUST 1999 IS EXPECTED TO BE THE LATEST DATE ON WHICH YOU CAN EXERCISE OPTIONS TO ACQUIRE SHARES FOR SUBSEQUENT TENDERING WITHIN THE CASH OFFER DEADLINE. HAVING COMPLETED YOUR EXERCISE, YOU WILL NEED IMMEDIATELY TO CONTACT YOUR COUNTRY SHARES FACILITATOR VIA YOUR LOCAL HUMAN RESOURCES, IN ORDER TO OBTAIN THE NECESSARY MERRILL LYNCH LETTER AND DOCUMENTATION TO ENABLE YOU TO TENDER THOSE SHARES BEFORE THE CASH OFFER CLOSES.

Q:6      WHY IS DUPONT NOT MAKING THE EXCHANGE OFFER TO NON-U.S. PERSONS?

A:6 There are numerous complex and costly tax, legal and regulatory requirements which would have had to be satisfied in order to extend the Exchange Offer to other jurisdictions outside the U.S. and in some countries a share offer could have been totally prohibited. To avoid these complications and the associated cost and tax impacts, DuPont has decided instead to make a Cash Offer to "Non-U.S. persons" in those countries where it is legally able to do so.

Q:7      WHY IS THE CASH OFFER SUBJECT TO US TAX WITHHOLDING?

A:7 Under US tax law the Cash Offer must be treated in the same way as a dividend and must, therefore, be subject initially to tax withholding in the US.

         Where a Form W8 has not been filed or is not completed under the Cash Offer arrangements, a higher 30% or higher rate could be applied.

Q:8      CAN I CLAIM BACK THE TAX WITHHOLDING IMPOSED IN THE US?

A:8 THERE IS NO CERTAINTY THAT YOU WILL BE ABLE TO RECOVER THE US TAX WITHHELD. The formal Cash Offer document indicates the grounds under which you might be able to recover the US tax withheld. It is not possible to know in advance that a successful claim for recovery can be made since this will depend on the facts and circumstances for each shareholder and the overall effect of the process on DuPont's subsequent share structure.

         Whether or not the US tax can be reclaimed can only be determined AFTER completion of the overall Exchange Offer transaction. Each shareholder will have to complete appropriate forms for repayment and apply to the Internal Revenue Service in the US. The facts of each case will determine whether a refund can be claimed. You cannot rely on recovering the US tax in deciding your response to the Cash Offer nor is it possible to provide further guidance in advance of the process being completed.

Q:9 DO I HAVE TO EXCHANGE MY DUPONT SHARES NOW THAT CONOCO IS SEPARATING FROM DUPONT?

A:9 No. Participation in the Cash Offer is completely voluntary. There is nothing to prevent you from continuing to hold your DuPont common stock as you have in the past.

Q:10 WILL I HAVE TO PAY ANY BROKERAGE FEES OR OTHER ADMINISTRATION CHARGES UNDER THE CASH OFFER?

A:10 No. Brokerage fees or other administration charges will not apply to the tender under the Cash Offer of DuPont shares held in Company Plans.

Q:11 IF I HAVE ANY QUESTIONS ABOUT THE CASH OFFER, WHOM SHOULD I CONTACT IN THE FIRST INSTANCE?

A:11 For other plans or accounts, you should call the relevant Administrator as follows:-

         Merrill Lynch (Blueprint Account) : 001-732-563-8775

         For general questions about the Exchange Offer, you should contact the official information agent in the US, D.F. King & Co., Inc, on 001-212-269-5550.

         For tax advice, you should contact your own tax adviser.

Du Pont European Compensation & Benefits
Monday 12th July 1999.

                                CONOCO SPLIT-OFF



THESE NOTES ARE BEING PRODUCED FOR AND ADDRESSED TO DUPONT SHAREHOLDERS WHO ARE DUPONT PHARMACEUTICAL EMPLOYEES, AS A BRIEF EXPLANATION OF THE INTENDED CASH OFFER BY DUPONT

INTRODUCTION

DuPont is intending to offer its shareholders who are non-United States Persons the opportunity to sell some or all of their DuPont common stock to DuPont in cash (the Cash Offer). The Cash Offer is being made substantially concurrently with a share exchange offer in the United States in which DuPont is offering shareholders who are US Persons the opportunity to exchange DuPont common stock for shares of Conoco Class B common stock (the Exchange Offer). The Cash Offer and the Exchange Offer (collectively referred to as the "Offer") are part of the process by which DuPont is intending to dispose of its remaining ownership of Conoco. THE PURPOSE OF THESE NOTES IS TO GIVE YOU SOME IMMEDIATE INFORMATION ON THE OFFER PROCESS AND TO PROVIDE SOME QUESTION AND ANSWERS ON SOME PRELIMINARY QUESTIONS YOU MAY HAVE AROUND THE OFFER.

As the offer to stockholders will take the form of an Exchange Offer in the United States to those stockholders who are "US Persons" and a Cash Offer to "Non-US Persons", it is the Cash Offer that will apply in the UK. Accordingly, these notes (and particularly the Q and A's) will concentrate on the Cash Offer, with information on the Exchange Offer being provided merely to place the Cash Offer in context.

TIMETABLE

The offer is conditional on various procedures which still have to be completed. The Exchange Offer in the United States is expected to commence on Monday 12 July and closes on Friday 6 August 1999. Because of local regulatory requirements in some non-US countries, it is likely that the Cash Offer would then commence two days later on Wednesday 14 July and close two trading days later on Tuesday 10 August 1999.

COMMUNICATION TO SHAREHOLDERS

Each share plan trustee or other external organisation holding shares on behalf of DuPont stockholders (referred to as "Administrators") will communicate and process the Offer with stockholders in relation to the particular plan or account for which it is responsible. It may well be, therefore, that as a UK stockholder you will receive several mailings, each relating to the particular plan or account in which you hold shares. Mailings will be made to the address currently on record with the relevant Administrator.

The full details of the Cash Offer are contained in the "Offer to Purchase" document. This document is currently being printed and will then be mailed to the various Administrators. You should receive separate copies in respect of your shareholding(s), along with a letter from the relevant Administrator, in about four to six days time. Such provisions of this documentation will govern the Cash Offer.

YOU ARE UNDER NO OBLIGATION TO PARTICIPATE IN THE OFFER. HOWEVER, IF YOU DO WISH TO DO SO, YOU WILL HAVE TO MAKE A SEPARATE DECISION IN RESPECT OF EACH PLAN IN WHICH YOU HOLD SHARES.

In summary, for your purposes the various mailings will be handled as follows :-

LOCATION OF SHARES                         ADMINISTRATOR PROCESSING THE EXCHANGE OFFER

- DuPont Pharmaceutical Stock              Noble Lowndes Settlement Trustees Limited
  Ownership Plan

- DuPont Share Shop                        Noble Lowndes Settlement Trustees Limited

- DuPont Single Company PEP                Stocktrade

- Privately owned shares                   First Chicago Trust Company, or other appointed broker
                                           holding stocks on behalf of the individual shareholder

CASH OFFER OR EXCHANGE OFFER

Where shares are held in a Company Plan or Trust, the nature of the offer is automatically determined by the location of that Plan regardless of the nationality or current geographical location of the individual shareholders. Thus, the shares held in the UK Plans (SOP, Share Shop and DuPont Single Company
PEP) are automatically eligible for the Cash Offer only, and not the Exchange Offer, because those Plans with their underlying trust arrangements are resident in the UK. Similarly, where they are legally able to do so members of the U.S. Thrift Plan will receive the Exchange Offer in respect of DuPont shares held in the Thrift Plan, regardless of the country to which they are currently assigned, because that Plan is "resident" in the U.S.

QUESTIONS AND ANSWERS

As these notes are being produced for DuPont shareholders who are primarily UK employees, the Q & A's relate particularly to the Cash Offer process.


Q:1      WHAT IS THE CASH OFFER?

A:1 DuPont is offering shareholders who are non-United States Persons the opportunity to sell some or all of their shares to DuPont for cash. The Cash Offer is being made substantially concurrently with a share exchange offer in the United States. It is the Cash Offer that will apply in the UK.

         THIS IS A COMPLETELY VOLUNTARY PROCESS ON THE PART OF DUPONT SHAREHOLDERS. YOU ARE NOT REQUIRED TO TENDER ANY OF YOUR DUPONT COMMON STOCK UNLESS YOU WISH TO DO SO.

Q:2      HOW DO I DECIDE WHETHER TO TENDER?

A:2 The information you receive from the relevant Administrator (Noble Lowndes Settlement Trustees Limited, Stocktrade etc) will include the "Offer to Purchase" document and a cover letter from the Administrator. You should review all this information, just as you would with any other investment you are considering, before you decide whether or not you wish to tender any of your DuPont common stock. DuPont or Conoco is unable to advise you on this decision. It is recommended that you seek advice from an independent financial adviser, bank manager, stockbroker etc. competent to advise on such matters (who may charge you for this advice ).

Q:3      HOW DO I TENDER?

A:3 The election period for the Cash Offer is expected to be open from Wednesday 14 July to Tuesday 10 August 1999. Each Administrator will send you details of how to participate in the Cash Offer in respect of the shares held in that particular plan or account. PLEASE NOTE THAT THE CLOSING DATE WILL VARY ACCORDING TO WHICH CATEGORY OF SHARES IS BEING TENDERED. For example, the Administrators of the UK Share Ownership Plan and DuPont Single Company PEP will have to set an earlier closing date to receive instructions on shares in those Plans in order to have sufficient time to collate all the tenders received and submit a composite tender to the US in respect of the Plan.

Q:4      HOW MANY SHARES MAY I TENDER?

A:4 You may tender all or only part of your holdings of DuPont Stock in each Plan or account, (subject to the normal retention restrictions of SOP). If you tender only a part of your holdings of DuPont Stock in any Plan or account, you will be deemed to have made an election not to tender your remaining holdings of DuPont stock in that Plan or account.

Q:5      WHAT MAY I TENDER?

A:5 You may tender only actual shares of DuPont common stock. You cannot tender DuPont share options.


Q:6      WHY IS DUPONT NOT MAKING THE EXCHANGE OFFER TO NON-U.S. PERSONS?

A:6 There are numerous complex and costly tax, legal and regulatory requirements which would have had to be satisfied in order to extend the Exchange Offer to other jurisdictions outside the U.S. and in some countries a share offer could have been totally prohibited. To avoid these complications and the associated cost and tax impacts, DuPont has decided instead to make a Cash Offer to "Non-U.S. persons" in those countries where it is legally able to do so.

Q:7     WHY IS THE CASH OFFER SUBJECT TO US TAX WITHHOLDING?

A:7 Under US tax law the Cash Offer must be treated in the same way as a dividend and must, therefore, be subject initially to tax withholding in the US. It is anticipated that the reduced 15% rate of tax withholding will be applied to the tender of shares from SOP and the DuPont Single Company PEP because of the compliance documentation (Form
         W8) already filed with the US authorities by the respective Plan managers.

         Where a Form W8 has not been filed or is not completed under the Cash Offer arrangements, a higher 30% or higher rate could be applied.

Q:8      CAN I CLAIM BACK THE TAX WITHHOLDING IMPOSED IN THE US?

A:8 THERE IS NO CERTAINTY THAT YOU WILL BE ABLE TO RECOVER THE US TAX WITHHELD. The formal Cash Offer document indicates the grounds under which you might be able to recover the US tax withheld. It is not possible to know in advance that a successful claim for recovery can be made since this will depend on the facts and circumstances for each shareholder and the overall effect of the process on DuPont's subsequent share structure.

         Whether or not the US tax can be reclaimed can only be determined AFTER completion of the overall Exchange Offer transaction. Each shareholder will have to complete appropriate forms for repayment and apply to the Internal Revenue Service in the US. The facts of each case will determine whether a refund can be claimed. You cannot rely on recovering the US tax in deciding your response to the Cash Offer nor is it possible to provide further guidance in advance of the process being completed.

Q:9      DO I HAVE TO PAY INCOME TAX ON THE CASH RECEIVED FOR DUPONT SHARES?

A:9 In general, there should be no UK income tax due on the cash received for DuPont common stock under the Cash Offer. The exception is if you decide to tender any SOP company-purchased shares which are less than three years old. These shares would be taxable if sold in the normal way and are similarly liable to UK income tax if tendered for cash under the Cash Offer.

            It is highly unlikely but there is a remote possibility that part of the cash you receive will be taxed as income in the UK. In that event, shareholders will be subject to UK income tax with credit given for any irrecoverable US tax.

Q:10     DO I HAVE TO PAY CAPITAL GAINS TAX IF I TENDER SHARES UNDER THE CASH
         OFFER?

A:10 Yes, except where you "dispose" of shares from a tax relieved investment plan such as the DuPont Single Company PEP. In all other cases, and after removing from charge any part of the cash to be taxed as income, if you receive cash in respect of your DuPont common stock, you will be potentially liable to Capital Gains Tax on the difference between the cash proceeds received and the original cost of the shares (as adjusted for indexation).

         You will not, however, have to pay any Capital Gains Tax unless your chargeable gains (less allowable losses) from all sources during the tax year 1999/2000 exceed the annual exemption. The annual exemption for 1999/2000 is pound sterling 7100. If you are unable to recover the US Tax Withholding on the proceeds for the shares tendered, you can deduct this tax in calculating the chargeable gain.

         As an alternative, part of the US tax can be credited against any UK capital gains tax payable on the transaction, but you will need to consult your usual tax advisor.

         Where necessary, you should ensure that the relevant details are included on a tax return under the self-assessment procedures for the 1999/2000 tax year.

Q:11 IF I AM OUT OF THE UK ON EXPATRIATE ASSIGNMENT WILL I BE AFFECTED BY CAPITAL GAINS TAX THROUGH TENDERING SHARES UNDER THE OFFER?

A:11 You will probably have become non-resident for UK tax purposes through the length of assignment overseas. Nevertheless you may still be liable to UK Capital Gains Tax through tendering shares under the Cash Offer if you left the UK on assignment after 16 March 1998, having previously been UK resident in the normal way, and remain abroad for less than 5 complete tax years. This means that you may have to report details of your gain as a result of the Cash Offer (and other gains) whilst on assignment, for the tax year in which you return to the UK. If you left the UK before 16 March 1998, the five year time limit will not apply and no CGT liability should arise once you have established non-UK resident status.
         The position is complex and you may wish to seek independent professional advice on it.

Q:12 DO I HAVE TO EXCHANGE MY DUPONT SHARES NOW THAT CONOCO IS SEPARATING FROM DUPONT?

A:12 No. Participation in the Cash Offer is completely voluntary. There is nothing to prevent you from continuing to hold your DuPont common stock as you have in the past. This applies equally to shares held in Company administered or sponsored plans such as SOP and the DuPont Single Company PEP.

Q:13     CAN I RE-INVEST IN SOP THE CASH RECEIVED FOR DUPONT SHARES?

A:13 No. The exchange of your SOP shares for cash is deemed by the Inland Revenue to be a "disposal" of those shares (i.e. it is treated like a "sale" of your shares) and these proceeds cannot be re-invested in SOP. (For your information, this situation would have been the same had DuPont common stock in SOP been able to be exchanged for Conoco shares. The Conoco Class B shares received could not have been held in the Plan.)

Q:14 WILL MY TENDERING OF DUPONT SHARES IN SOP COUNT AS A SALE TO BE INCLUDED IN THE NUMBER OF SALES PERMITTED IN THE TAX YEAR?

A:14 No. Participation in the Cash Offer will not be deemed a sale for the purposes of the limit on the number of sales allowed in a tax year under the Plan.

Q:15 WILL I HAVE TO PAY ANY BROKERAGE FEES OR OTHER ADMINISTRATION CHARGES UNDER THE CASH OFFER?

A:15 No. Brokerage fees or other administration charges will not apply to the tender under the Cash Offer of DuPont shares held in Company Plans.

Q:16     CAN I MAKE A NORMAL SALE IN SOP DURING THE CASH OFFER PERIOD ?

A:16 Yes. DuPont shares in SOP can be sold in the normal way on the regular sale day scheduled for Tuesday 3rd August. Sales will, as usual, be at the market price on that day and free from the complications of US Withholding Tax associated with the Cash Offer.

           THE CLOSING DATE FOR NORMAL SALE INSTRUCTIONS TO BE RECEIVED BY NOBLE LOWNDES SETTLEMENT TRUSTEES LIMITED WILL BE 5.00 PM ON MONDAY 26TH JULY. Sale Forms (available from your local HR Dept) can be faxed as well as mailed to the Trustee. Remember that you can, if you wish, specify a minimum sterling price for your sale, with the instruction that the Trustee cancel the sale if the price falls below that figure on the sale day.

Q:17 IF I HAVE ANY QUESTIONS ABOUT THE CASH OFFER, WHOM SHOULD I CONTACT IN THE FIRST INSTANCE?

A:17     For queries regarding the Stock Ownership Plan ( and the DuPont Share
         Shop), you should call the Plan Hotline on 0181-666-8388.

         For other plans or accounts, you should call the relevant Administrator as follows:-

         Stocktrade (Single company PEP) : 0131-529-0459

         For general questions about the Exchange Offer, you should contact the official information agent in the US, D.F. King & Co., Inc, on 001-212-269-5550.

         For tax advice, you should contact your own tax adviser.




Human Resources, Stevenage
Monday 12th July 1999.

                                CONOCO SPLIT-OFF



THESE NOTES ARE BEING PRODUCED FOR AND ADDRESSED TO DUPONT SHAREHOLDERS WHO ARE DUPONT DOW EMPLOYEES IN THE UK, AS A BRIEF EXPLANATION OF THE INTENDED CASH OFFER BY DUPONT

INTRODUCTION

DuPont is intending to offer its shareholders who are non-United States Persons the opportunity to sell some or all of their DuPont common stock to DuPont in cash (the Cash Offer). The Cash Offer is being made substantially concurrently with a share exchange offer in the United States in which DuPont is offering shareholders who are US Persons the opportunity to exchange DuPont common stock for shares of Conoco Class B common stock (the Exchange Offer). The Cash Offer and the Exchange Offer (collectively referred to as the "Offer") are part of the process by which DuPont is intending to dispose of its remaining ownership of Conoco. THE PURPOSE OF THESE NOTES IS TO GIVE YOU SOME IMMEDIATE INFORMATION ON THE OFFER PROCESS AND TO PROVIDE SOME QUESTION AND ANSWERS ON SOME PRELIMINARY QUESTIONS YOU MAY HAVE AROUND THE OFFER.

As the offer to stockholders will take the form of an Exchange Offer in the United States to those stockholders who are "US Persons" and a Cash Offer to "Non-US Persons", it is the Cash Offer that will apply in the UK. Accordingly, these notes (and particularly the Q and A's) will concentrate on the Cash Offer, with information on the Exchange Offer being provided merely to place the Cash Offer in context.

TIMETABLE

The offer is conditional on various procedures which still have to be completed. The Exchange Offer in the United States is expected to commence on Monday 12 July and closes on Friday 6 August 1999. Because of local regulatory requirements in some non-US countries, it is likely that the Cash Offer would then commence two days later on Wednesday 14 July and close two trading days later on Tuesday 10 August 1999.

COMMUNICATION TO SHAREHOLDERS

Each share plan trustee or other external organisation holding shares on behalf of DuPont stockholders (referred to as "Administrators") will communicate and process the Offer with stockholders in relation to the particular plan or account for which it is responsible. It may well be, therefore, that as a UK stockholder you will receive several mailings, each relating to the particular plan or account in which you hold shares. Mailings will be made to the address currently on record with the relevant Administrator.

The full details of the Cash Offer are contained in the "Offer to Purchase" document. This document is currently being printed and will then be mailed to the various Administrators. You should receive separate copies in respect of your shareholding(s), along with a letter from the relevant Administrator, in about four to six days time. Such provisions of this documentation will govern the Cash Offer.

YOU ARE UNDER NO OBLIGATION TO PARTICIPATE IN THE OFFER. HOWEVER, IF YOU DO WISH TO DO SO, YOU WILL HAVE TO MAKE A SEPARATE DECISION IN RESPECT OF EACH PLAN IN WHICH YOU HOLD SHARES.

In summary, for your purposes the various mailings will be handled as follows :-

LOCATION OF SHARES                         ADMINISTRATOR PROCESSING THE EXCHANGE OFFER

- DuPont Dow Stock Ownership Plan          Noble Lowndes Settlement Trustees Limited

- DuPont Share Shop                        Noble Lowndes Settlement Trustees Limited

- DuPont Single Company PEP                Stocktrade

- Merrill Lynch Blueprint Account          Merrill Lynch

- Privately owned shares                   First Chicago Trust Company, or other appointed broker
                                           holding stocks on behalf of the individual shareholder

CASH OFFER OR EXCHANGE OFFER

Where shares are held in a Company Plan or Trust, the nature of the offer is automatically determined by the location of that Plan regardless of the nationality or current geographical location of the individual shareholders. Thus, the shares held in the UK Plans (SOP, Share Shop and DuPont Single Company
PEP) are automatically eligible for the Cash Offer only, and not the Exchange Offer, because those Plans with their underlying trust arrangements are resident in the UK. Similarly, where they are legally able to do so members of the U.S. Thrift Plan will receive the Exchange Offer in respect of DuPont shares held in the Thrift Plan, regardless of the country to which they are currently assigned, because that Plan is "resident" in the U.S.

It is conceivable, subject to compliance with any relevant laws, that there will be a few cases where individuals receive the Exchange Offer for some of the shares they hold and the Cash Offer in respect of others. For example, in respect of any shares held in the Merrill Lynch Blueprint Account, UK payrolled employees will be eligible to receive the Exchange Offer if they are currently on expatriate assignment in the U.S. and fulfil the conditions of a "U.S. Person" whereas they will receive the Cash Offer in respect of any DuPont shares in SOP.

For employees with DuPont shares in a Blueprint account, Merrill Lynch will initially determine eligibility for the Cash or Exchange Offer based on the location of the address they hold on file. Thus, US employees on expatriate assignment in the UK will, in respect of shares in their Blueprint account, receive the Cash Offer documentation from Merrill Lynch if they have a UK address on record with Merrill Lynch. They should contact Merrill Lynch if they have any questions in relation to such shares.


QUESTIONS AND ANSWERS

As these notes are being produced for DuPont shareholders who are primarily UK employees, the Q & A's relate particularly to the Cash Offer process.


Q:1      WHAT IS THE CASH OFFER?

A:1 DuPont is offering shareholders who are non-United States Persons the opportunity to sell some or all of their shares to DuPont for cash. The Cash Offer is being made substantially concurrently with a share exchange offer in the United States. It is the Cash Offer that will apply in the UK.

         THIS IS A COMPLETELY VOLUNTARY PROCESS ON THE PART OF DUPONT SHAREHOLDERS. YOU ARE NOT REQUIRED TO TENDER ANY OF YOUR DUPONT COMMON STOCK UNLESS YOU WISH TO DO SO.

Q:2      HOW DO I DECIDE WHETHER TO TENDER?

A:2 The information you receive from the relevant Administrator (Noble Lowndes Settlement Trustees Limited, Stocktrade etc) will include the "Offer to Purchase" document and a cover letter from the Administrator. You should review all this information, just as you would with any other investment you are considering, before you decide whether or not you wish to tender any of your DuPont common stock. DuPont or Conoco is unable to advise you on this decision. It is recommended that you seek advice from an independent financial adviser, bank manager, stockbroker etc. competent to advise on such matters (who may charge you for this advice ).

Q:3      HOW DO I TENDER?

A:3 The election period for the Cash Offer is expected to be open from Wednesday 14 July to Tuesday 10 August 1999. Each Administrator will send you details of how to participate in the Cash Offer in respect of the shares held in that particular plan or account. PLEASE NOTE THAT THE CLOSING DATE WILL VARY ACCORDING TO WHICH CATEGORY OF SHARES IS BEING TENDERED. For example, the Administrators of the UK Share Ownership Plan and DuPont Single Company PEP will have to set an earlier closing date to receive instructions on shares in those Plans in order to have sufficient time to collate all the tenders received and submit a composite tender to the US in respect of the Plan.

Q:4      HOW MANY SHARES MAY I TENDER?

A:4 You may tender all or only part of your holdings of DuPont Stock in each Plan or account, (subject to the normal retention restrictions of SOP). If you tender only a part of your holdings of DuPont Stock in any Plan or account, you will be deemed to have made an election not to tender your remaining holdings of DuPont stock in that Plan or account.

Q:5      WHAT MAY I TENDER?

A:5 You may tender only actual shares of DuPont common stock. You cannot tender DuPont share options.

         Note: You may exercise vested share options in order to receive DuPont shares which may then be tendered under the Exchange Offer. However, you will need to consult with Merrill Lynch to ensure that the shares will be registered in your name in time to meet the closing date for the offer. MONDAY 2 AUGUST 1999 IS EXPECTED TO BE THE LATEST DATE ON WHICH YOU CAN EXERCISE OPTIONS TO ACQUIRE SHARES FOR SUBSEQUENT TENDERING WITHIN THE CASH OFFER DEADLINE. HAVING COMPLETED YOUR EXERCISE, YOU WILL NEED IMMEDIATELY TO CONTACT YOUR COUNTRY SHARES FACILITATOR VIA YOUR LOCAL HUMAN RESOURCES, IN ORDER TO OBTAIN THE NECESSARY MERRILL LYNCH LETTER AND DOCUMENTATION TO ENABLE YOU TO TENDER THOSE SHARES BEFORE THE CASH OFFER CLOSES.

Q:6      WHY IS DUPONT NOT MAKING THE EXCHANGE OFFER TO NON-U.S. PERSONS?

A:6 There are numerous complex and costly tax, legal and regulatory requirements which would have had to be satisfied in order to extend the Exchange Offer to other jurisdictions outside the U.S. and in some countries a share offer could have been totally prohibited. To avoid these complications and the associated cost and tax impacts, DuPont has decided instead to make a Cash Offer to "Non-U.S. persons" in those countries where it is legally able to do so.

Q:7     WHY IS THE CASH OFFER SUBJECT TO US TAX WITHHOLDING?

A:7 Under US tax law the Cash Offer must be treated in the same way as a dividend and must, therefore, be subject initially to tax withholding in the US. It is anticipated that the reduced 15% rate of tax withholding will be applied to the tender of shares from SOP and the DuPont Single Company PEP because of the compliance documentation (Form
         W8)
         already filed with the US authorities by the respective Plan managers.

         Where a Form W8 has not been filed or is not completed under the Cash Offer arrangements, a higher 30% or higher rate could be applied.

Q:8      CAN I CLAIM BACK THE TAX WITHHOLDING IMPOSED IN THE US?

A:8 THERE IS NO CERTAINTY THAT YOU WILL BE ABLE TO RECOVER THE US TAX WITHHELD. The formal Cash Offer document indicates the grounds under which you might be able to recover the US tax withheld. It is not possible to know in advance that a successful claim for recovery can be made since this will depend on the facts and circumstances for each shareholder and the overall effect of the process on DuPont's subsequent share structure.

         Whether or not the US tax can be reclaimed can only be determined AFTER completion of the overall Exchange Offer transaction. Each shareholder will have to complete appropriate forms for repayment and apply to the Internal Revenue Service in the US. The facts of each case will determine whether a refund can be claimed. You cannot rely on recovering the US tax in deciding your response to the Cash Offer nor is it possible to provide further guidance in advance of the process being completed.

Q:9      DO I HAVE TO PAY INCOME TAX ON THE CASH RECEIVED FOR DUPONT SHARES?

A:9 In general, there should be no UK income tax due on the cash received for DuPont common stock under the Cash Offer. The exception is if you decide to tender any SOP company-purchased shares which are less than three years old. These shares would be taxable if sold in the normal way and are similarly liable to UK income tax if tendered for cash under the Cash Offer.

         It is highly unlikely but there is a remote possibility that part of the cash you receive will be taxed as income in the UK. In that event, shareholders will be subject to UK income tax with credit given for any irrecoverable US tax.

Q:10     Do I have to pay Capital Gains Tax if I tender shares under the Cash
         Offer?

A:10 Yes, except where you "dispose" of shares from a tax relieved investment plan such as the DuPont Single Company PEP. In all other cases, and after removing from charge any part of the cash to be taxed as income, if you receive cash in respect of your DuPont common stock, you will be potentially liable to Capital Gains Tax on the difference between the cash proceeds received and the original cost of the shares (as adjusted for indexation).

         You will not, however, have to pay any Capital Gains Tax unless your chargeable gains (less allowable losses) from all sources during the tax year 1999/2000 exceed the annual exemption. The annual exemption for 1999/2000 is pound sterling 7100. If you are unable to recover the US Tax Withholding on the proceeds for the shares tendered, you can deduct this tax in calculating the chargeable gain.

         As an alternative, part of the US tax can be credited against any UK capital gains tax payable on the transaction, but you will need to consult your usual tax advisor.

         Where necessary, you should ensure that the relevant details are included on a tax return under the self-assessment procedures for the 1999/2000 tax year.

Q:11 IF I AM OUT OF THE UK ON EXPATRIATE ASSIGNMENT WILL I BE AFFECTED BY CAPITAL GAINS TAX THROUGH TENDERING SHARES UNDER THE OFFER?

A:11 You will probably have become non-resident for UK tax purposes through the length of assignment overseas. Nevertheless you may still be liable to UK Capital Gains Tax through tendering shares under the Cash Offer if you left the UK on assignment after 16 March 1998, having previously been UK resident in the normal way, and remain abroad for less than 5 complete tax years. This means that you may have to report details of your gain as a result of the Cash Offer (and other gains) whilst on assignment, for the tax year in which you return to the UK. If you left the UK before 16 March 1998, the five year time limit will not apply and no CGT liability should arise once you have established non-UK resident status. The position is complex and you may wish to seek independent professional advice on it.

Q:12 DO I HAVE TO EXCHANGE MY DUPONT SHARES NOW THAT CONOCO IS SEPARATING FROM DUPONT?

A:12 No. Participation in the Cash Offer is completely voluntary. There is nothing to prevent you from continuing to hold your DuPont common stock as you have in the past. This applies equally to shares held in Company administered or sponsored plans such as SOP and the DuPont Single Company PEP.

Q:13     CAN I RE-INVEST IN SOP THE CASH RECEIVED FOR DUPONT SHARES?

A:13 No. The exchange of your SOP shares for cash is deemed by the Inland Revenue to be a "disposal" of those shares (i.e. it is treated like a "sale" of your shares) and these proceeds cannot be re-invested in SOP. (For your information, this situation would have been the same had DuPont common stock in SOP been able to be exchanged for Conoco shares. The Conoco Class B shares received could not have been held in the Plan.)

Q:14 WILL MY TENDERING OF DUPONT SHARES IN SOP COUNT AS A SALE TO BE INCLUDED IN THE NUMBER OF SALES PERMITTED IN THE TAX YEAR?

A:14 No. Participation in the Cash Offer will not be deemed a sale for the purposes of the limit on the number of sales allowed in a tax year under the Plan.

Q:15 WILL I HAVE TO PAY ANY BROKERAGE FEES OR OTHER ADMINISTRATION CHARGES UNDER THE CASH OFFER?

A:15 No. Brokerage fees or other administration charges will not apply to the tender under the Cash Offer of DuPont shares held in Company Plans.

Q:16     CAN I MAKE A NORMAL SALE IN SOP DURING THE CASH OFFER PERIOD?

A:16 Yes. DuPont shares in SOP can be sold in the normal way on the regular sale day scheduled for Tuesday 3rd August. Sales will, as usual, be at the market price on that day and free from the complications of US Withholding Tax associated with the Cash Offer.

         THE CLOSING DATE FOR NORMAL SALE INSTRUCTIONS TO BE RECEIVED BY NOBLE LOWNDES SETTLEMENT TRUSTEES LIMITED WILL BE 5.00 PM ON MONDAY 26TH JULY. Sale Forms (available from your local HR Dept) can be faxed as well as mailed to the Trustee. Remember that you can, if you wish, specify a minimum sterling price for your sale, with the instruction that the Trustee cancel the sale if the price falls below that figure on the sale day.

Q:17 IF I HAVE ANY QUESTIONS ABOUT THE CASH OFFER, WHOM SHOULD I CONTACT IN THE FIRST INSTANCE?

A:17     For queries regarding the Stock Ownership Plan (and the DuPont Share
         Shop), you should call the Plan Hotline on 0181-666-8388.

         For other plans or accounts, you should call the relevant Administrator as follows:-

         Stocktrade (Single company PEP) : 0131-529-0459

         Merrill Lynch (Blueprint Account) : 001-732-563-8775

         For general questions about the Exchange Offer, you should contact the official information agent in the US, D.F. King & Co., Inc, on 001-212-269-5550.

         For tax advice, you should contact your own tax adviser.




DuPont Compensation & Benefits, Stevenage
Monday 12th July 1999.

TO:               ALL DUPA EMPLOYEES

FROM:             JOHN FOOTE

RE:               PARENT COMPANY STOCK OFFER

You will have received a Bulkmail message from Chad Holliday announcing that DuPont was entering the final stages of the separation from Conoco, and that these steps were being taken:

Monday July 12

An offer by DuPont to its U.S. stockholders to exchange their DuPont stock for Conoco stock.

Wednesday July 14 (New York Time)

It is expected that approval will be provided that will allow DuPont to offer its non-U.S. stockholders to purchase their DuPont stock for cash. The stock-for-stock exchange offer is not available for non-U.S. stockholders.

Three groups of people are affected..

MEMBERS OF THE EMPLOYEE SHARE SAVINGS PLAN.. These employees will receive a copy of the offer from the Trustee of the Plan within the next few days, plus a simplified summary of the offer, and details of the acceptance procedure and timing.

MERRILL LYNCH BLUEPRINT ACCOUNT HOLDERS.. All employees who own DuPont stock, and hold it in their Blueprint Account, will receive an offer from Merrill Lynch within the next few days, plus a simplified summary of the offer, and details of the acceptance procedure and timing.

Holders of options to purchase shares may exercise those options in accordance with the terms of the stock option plans, and may tender those shares for the offer. Note, however, that this process is time-consuming, and the deadlines explained in the acceptance procedure summary must be observed. Only holders of DuPont stock can accept the offer, so this exercise process must be completed first.

STOCKHOLDERS WHO OWN DUPONT STOCK DIRECTLY, RATHER THAN THROUGH A BLUEPRINT ACCOUNT.. If you own shares of DuPont stock in other accounts, you will receive separate mailings relating to those shares of DuPont stock.

These are important documents, and I urge you to read them carefully, and obtain professional advice before making your decision.

If you are a stockholder and do not receive an offer, or if you have any questions, please contact Frances Pensabene or Graeme Longe.

TO:      ALL DUPONT NEW ZEALAND EMPLOYEES

FROM:    JOHN FOOTE

RE:      PARENT COMPANY STOCK OFFER

You will have received a Bulkmail message from Chad Holliday announcing that DuPont were entering the final stages of the separation from Conoco, and that these steps were being taken:

Monday July 12
--------------

An offer by DuPont to its U.S. stockholders to exchange their DuPont stock for Conoco stock.

Wednesday July 14 (New York Time)
---------------------------------

It is expected that approval will be provided that will allow DuPont to offer its Non-U.S. Person stockholders to purchase their DuPont stock for cash. The stock-for-stock exchange offer is not available for Non-U.S. Person stockholders.

Three groups of people are affected:

MEMBERS OF THE EMPLOYEE SHARE SAVINGS PLAN. These employees will receive a copy of the offer from the Trustee of the Plan within the next few days, plus a simplified summary of the offer, and details of the acceptance procedure and timing.

MERRILL LYNCH BLUEPRINT ACCOUNT HOLDERS. All employees who own DuPont stock, and hold it in their Blueprint Account, will receive an offer from Merrill Lynch within the next few days, plus a simplified summary of the offer, and details of the acceptance procedure and timing.

Holders of options to purchase shares may exercise those options in accordance with the terms of the stock option plans, and may tender those shares for the offer. Note, however, that this process is time-consuming, and the deadlines explained in the acceptance procedure summary must be observed. Only holders of DuPont stock can accept the offer, so this exercise process must be completed first.

STOCKHOLDERS WHO OWN DUPONT STOCK DIRECTLY, RATHER THAN THROUGH A BLUEPRINT ACCOUNT. If you own shares of DuPont stock in other accounts, you will receive separate mailings relating to those shares of DuPont stock.

These are important documents, and I urge you to read them carefully, and obtain professional advice before making your decision.

If you are a stockholder and do not receive an offer, or if you have any questions, please contact Sharan Aikman at the Auckland office.